UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2017

MERCURY GENERAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

California	001-12257	95-221-1612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4484 Wilshire Boulevard

Los Angeles, California 90010

(Address of Principal Executive Offices)

(323) 937-1060

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 8, 2017, Mercury General Corporation (the “Company”) completed a public offering of $375.0 million aggregate principal amount of its 4.400% Senior Notes due 2027 (the “Notes”). The Notes are the Company’s unsecured senior obligations and rank equally in right of payment with all of the Company’s existing and future unsecured senior indebtedness. The Notes were issued and sold at a public offering price of 99.847% of their principal amount.

The Notes were issued pursuant to an indenture (the “Base Indenture”), dated as of March 8, 2017, between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by a first supplemental indenture (the “First Supplemental Indenture”), dated as of March 8, 2017, among the Company and the Trustee, as thereafter amended or supplemented (such Base Indenture, as so amended and supplemented, the “Indenture”). The Indenture includes customary agreements and covenants by the Company.

Interest on the Notes accrues at a rate of 4.400% per annum and is payable semi-annually in arrears on March 15 and September 15 of each year commencing on September 15, 2017. The Notes will mature on March 15, 2027.

Certain events are considered events of default under the Indenture and the Notes, which may result in the accelerated maturity of the Notes, including the following events:

(a)	if any event of default under a mortgage, indenture or instrument under which the Company may issue, or by which the Company may secure or evidence, any indebtedness, including an event of default under any other series of the Company debt securities, whether the indebtedness now exists or is later created or incurred, happens and consists of default in the payment of more than $25,000,000 in principal amount of indebtedness at the maturity of the indebtedness, after giving effect to any applicable grace period, or results in the indebtedness in principal amount in excess of $25,000,000 becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and this default is not cured or the acceleration is not rescinded or annulled within a period of 30 days after the Company received written notice; or

(b)	the Company shall fail within 60 days to pay, bond or otherwise discharge any uninsured judgment or court order for the payment of money in excess of $25,000,000, which is not stayed on appeal or is not otherwise being appropriately contested in good faith; or

(c)	default in the payment of any interest on any Note when it becomes due and payable, and continuance of such default for a period of 30 days (unless the entire amount of such payment is deposited by the Company with the Trustee or with a Paying Agent prior to 11:00 a.m., New York City time, on the 30th day of such period); or

(d)	default in the payment of principal of any Note at its Maturity; or

(e)	default in the performance or breach of any covenant or warranty of the Company in the Base Indenture (other than defaults pursuant to paragraphs (c) or (d) above or pursuant to a covenant), which default continues uncured for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the outstanding Notes a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or

(f)	the Company pursuant to or within the meaning of any Bankruptcy Law:

•	commences a voluntary case,

•	consents to the entry of an order for relief against it in an involuntary case,

•	consents to the appointment of a Custodian of it or for all or substantially all of its property,

•	makes a general assignment for the benefit of its creditors, or

•	generally is unable to pay its debts as the same become due; or

(g)	a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

•	is for relief against the Company in an involuntary case,

•	appoints a Custodian of the Company or for all or substantially all of its property, or

•	orders the liquidation of the Company,

  and the order or decree remains unstayed and in effect for 60 days; or

(h)	any other Event of Default provided with respect to the Notes, which is specified in a Board Resolution, a supplemental indenture or an Officer’s Certificate, in accordance with Section 2.2.18 of the Base Indenture.

The Base Indenture, the Supplemental Indenture and the form of global note for the offering are filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Form 8-K and are incorporated herein by reference. The descriptions of the material terms of the Notes, the Base Indenture and the Supplemental Indenture are qualified in their entirety by reference to such exhibits.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are filed herewith or incorporated herein by reference.

Exhibit	Description

1.1	Underwriting Agreement dated as of March 1, 2017, between Mercury General Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC

4.1	Indenture, dated as of March 8, 2017, between Mercury General Corporation and Wilmington Trust, National Association

4.2	First Supplemental Indenture, dated as of March 8, 2017, between Mercury General Corporation, and Wilmington Trust, National Association

4.3	Form of note representing the 4.400% Senior Notes due 2027 (included in exhibit 4.2)

5.1	Opinion of Latham & Watkins LLP

23.1	Consent of Latham & Watkins LLP (contained in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2017	MERCURY GENERAL CORPORATION

	By:	/s/ THEODORE STALICK
Name: Theodore Stalick
Its: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

1.1	Underwriting Agreement dated as of March 1, 2017, between Mercury General Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC

4.1	Indenture, dated as of March 8, 2017, between Mercury General Corporation and Wilmington Trust, National Association

4.2	First Supplemental Indenture, dated as of March 8, 2017, among Mercury General Corporation, and Wilmington Trust, National Association

4.3	Form of note representing the 4.400% Senior Notes due 2027 (included in exhibit 4.2)

5.1	Opinion of Latham & Watkins LLP

23.1	Consent of Latham & Watkins LLP (contained in Exhibit 5.1)

4